                                                                      EXHIBIT 24



                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


       John Hancock Variable Annuity and Variable Life Insurance Accounts
       ------------------------------------------------------------------

                               POWER OF ATTORNEY


      The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Henry D. Shaw, Francis C. Cleary, Thomas J. Lee, Sandra M. DaDalt and Laura M. Mangan, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Life Account V, John Hancock Variable Annuity Account I and any other variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.
 Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



      9/15/94             /Thomas J. Lee/
      -------             ---------------
      Date                      Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


       John Hancock Variable Annuity and Variable Life Insurance Accounts
       ------------------------------------------------------------------

                               POWER OF ATTORNEY


      The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Henry D. Shaw, Francis C. Cleary, Thomas J. Lee, Sandra M. DaDalt and Laura M. Mangan, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Life Account V, John Hancock Variable Annuity Account I and any other variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.
 Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



      4/5/95               /David F. D'Alessandro/
      ------               ----------------------
      Date                 Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


       John Hancock Variable Annuity and Variable Life Insurance Accounts
       ------------------------------------------------------------------

                               POWER OF ATTORNEY


      The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Henry D. Shaw, Francis C. Cleary, Thomas J. Lee, Sandra M. DaDalt and Laura M. Mangan, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Life Account V, John Hancock Variable Annuity Account I and any other variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.
 Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



      9/15/94                /Henry D. Shaw/
      -------                --------------
      Date                   Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


       John Hancock Variable Annuity and Variable Life Insurance Accounts
       ------------------------------------------------------------------

                               POWER OF ATTORNEY


      The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Henry D. Shaw, Francis C. Cleary, Thomas J. Lee, Sandra M. DaDalt and Laura M. Mangan, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Life Account V, John Hancock Variable Annuity Account I and any other variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.
 Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



      3/9/95               /Robert S. Paster/
      ------                -----------------
      Date                  Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


       John Hancock Variable Annuity and Variable Life Insurance Accounts
       ------------------------------------------------------------------

                               POWER OF ATTORNEY


      The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Henry D. Shaw, Francis C. Cleary, Thomas J. Lee, Sandra M. DaDalt and Laura M. Mangan, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Life Account V, John Hancock Variable Annuity Account I and any other variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.
 Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



      10/13/94            /Michele G. Van Leer/
      --------             --------------------
      Date                 Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


       John Hancock Variable Annuity and Variable Life Insurance Accounts
       ------------------------------------------------------------------

                               POWER OF ATTORNEY


      The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Henry D. Shaw, Francis C. Cleary, Thomas J. Lee, Sandra M. DaDalt and Laura M. Mangan, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Life Account V, John Hancock Variable Annuity Account I and any other variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.
 Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



      10/12/94            /Barbara L. Luddy/
      --------             -----------------
      Date                 Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


       John Hancock Variable Annuity and Variable Life Insurance Accounts
       ------------------------------------------------------------------

                               POWER OF ATTORNEY


      The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Henry D. Shaw, Francis C. Cleary, Thomas J. Lee, Sandra M. DaDalt and Laura M. Mangan, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Life Account V, John Hancock Variable Annuity Account I and any other variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.
 Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



      9/15/94              /Francis C. Cleary, Jr./
      -------               ---------------------
      Date                  Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


       John Hancock Variable Annuity and Variable Life Insurance Accounts
       ------------------------------------------------------------------

                               POWER OF ATTORNEY


      The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Henry D. Shaw, Francis C. Cleary, Thomas J. Lee, Sandra M. DaDalt and Laura M. Mangan, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Life Account V, John Hancock Variable Annuity Account I and any other variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.
 Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



      9/15/94           Robert R. Reitano
      -------           -----------------
      Date              Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


       John Hancock Variable Annuity and Variable Life Insurance Accounts
       ------------------------------------------------------------------

                               POWER OF ATTORNEY


      The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Henry D. Shaw, Francis C. Cleary, Thomas J. Lee, Sandra M. DaDalt and Laura M. Mangan, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, and each amendment to the Registration Statements, to be filed for John Hancock Variable Life Account V, John Hancock Variable Annuity Account I and any other variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company with the Securities and Exchange Commission and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable any variable annuity or variable life insurance account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.
 Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.



      9/15/94            Joseph A. Tomlinson
      -------            -------------------
      Date               Director